                                                                EXHIBIT 10.32.16

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

================================================================================

                      SUBORDINATED DEED TO SECURE DEBT AND
                               SECURITY AGREEMENT

                                      (P1)

                          Dated as of December 30, 1996

                                      from

              OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP
                     GENERATION & TRANSMISSION CORPORATION),
                                   AS GRANTOR

                                       TO

                          AMBAC INDEMNITY CORPORATION,
                                       AND
                             SUNTRUST BANK, ATLANTA,
                         NOT IN ITS INDIVIDUAL CAPACITY
                            BUT SOLELY AS CO-TRUSTEE,

                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC PROJECT

================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS......................................................  4
                 Section 1.1.   Subordinated Deed to Secure Debt.............  4
                 Section 1.2.   Security Agreement...........................  4
                 Section 1.3.   Secured Claims...............................  4

SECTION 2.  DISTRIBUTION OF PROCEEDS FROM SALE OF SUBORDINATED
            COLLATERAL.......................................................  5

SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
            OGLETHORPE; SUBORDINATED DEED TO SECURE DEBT;
            EVENTS OF DEFAULT; REMEDIES......................................  5
                 Section 3.1.   Subordinated Deed to Secure Debt Event of
                                Default......................................  5
                 Section 3.2.   Other Rights of Subordinated Secured Parties.  5
                 Section 3.3.   Delay or Omission Not a Waiver...............  7
                 Section 3.4.   Restoration of Rights and Remedies...........  7

SECTION 4.  ATTORNEY-IN-FACT; FINANCING STATEMENTS...........................  7

SECTION 5.  LIMITATION ON SUBORDINATE SECURED PARTIES' RIGHTS................  7

SECTION 6.  MISCELLANEOUS....................................................  8
                 Section 6.1.   Reconveyance; Release of Components..........  8
                 Section 6.2.   No Legal Title to Subordinated Collateral in
                                Subordinated Secured Parties.................  8
                 Section 6.3.   Notices......................................  9
                 Section 6.4.   Survival..................................... 11
                 Section 6.5.   Successors and Assigns....................... 11
                 Section 6.6.   Business Day................................. 11
                 Section 6.7.   Governing Law................................ 11
                 Section 6.8.   Severability................................. 11
                 Section 6.9.   Counterparts................................. 11
                 Section 6.10.  Headings and Table of Contents............... 11
                 Section 6.11.  Further Assurances........................... 11
                 Section 6.12.  No Oral Modifications or Continuing Waivers.. 12
                 Section 6.13.  Effectiveness of this Subordinated Deed to
                                Secure Debt.................................. 12
                 Section 6.14.  Limitation of Liability...................... 12
                 Section 6.15.  WAIVER....................................... 12
                 Section 6.16.  Waiver of Marshaling......................... 13

LIST OF ATTACHMENTS:

Schedule 1  - Description of the Rocky Mountain Site
                   Facility Description Schedule
                   Exhibit A-2  -  Project Boundary Drawing
                   Exhibit A-3  -  Powertunnel and Powerhouse General Plan
                                   and Profile of the Rocky Mountain Project
                                   No. RM-00-CL-0013 R1
                   Exhibit A-4  -  Description of Equipment

Schedule 2  - Description of the Facility
                   Facility Description Schedule
                   Exhibit A-1  -  Description of the Entire Rocky Mountain
                                   Property
                   Exhibit A-2  -  Project Boundary Drawing
                   Exhibit A-3  -  Powertunnel and Powerhouse General Plan
                                   and Profile of the Rocky Mountain Project
                                   No. RM-00-CL-0013 R1
                   Exhibit A-4  -  Description of Equipment

          SUBORDINATED DEED TO SECURE DEBT AND SECURITY AGREEMENT (P1)

          This SUBORDINATED DEED TO SECURE DEBT AND SECURITY AGREEMENT (P1), dated as of December 30, 1996 (this "Subordinated Deed to Secure Debt" or this "Agreement"), from OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATING & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and assigns, "Oglethorpe"), to AMBAC INDEMNITY CORPORATION, a Wisconsin-domiciled stock insurance corporation (together with its successors and assigns, "AMBAC") and SUNTRUST BANK, ATLANTA, a state banking corporation not in its individual capacity but solely as Co-Trustee under the Trust Agreement (together with its successors and assigns, sometimes referred to herein as the "Facility Lessor") (together with AMBAC).

     WHEREAS, Oglethorpe and Georgia Power Company, a corporation organized under the laws of the State of Georgia (together with its successors and assigns, "Georgia Power") own the Rocky Mountain Site and the Facility as tenants-in-common under Georgia law;

     WHEREAS, the Rocky Mountain Site and the Facility are more particularly described in Schedule 1 and Schedule 2 respectively hereto;

     WHEREAS, Oglethorpe, the Owner Participant, the Facility Lessor, the Owner Trustee, Rocky Mountain Leasing Corporation, a Delaware corporation (together with its successors and assigns, "RMLC"), and Utrecht-America Finance Co. have entered into the Participation Agreement (P1), dated as of December 30, 1996 (the "Participation Agreement");

     WHEREAS, pursuant to the Participation Agreement, (i) Oglethorpe has leased an undivided interest in its interest as tenant in common in the Facility to the Facility Lessor pursuant to the Head Lease, (ii) the Facility Lessor has leased such Undivided Interest in the Facility to RMLC pursuant to the Facility Lease,
(iii) RMLC has leased such Undivided Interest in the Facility to Oglethorpe pursuant to the Facility Sublease, (iv) Oglethorpe has leased an undivided interest in its interest as a tenant in common in the Rocky Mountain Site to the Facility Lessor pursuant to the Ground Lease, (v) the Facility Lessor has leased such Ground Interest in the Rocky Mountain Site to RMLC pursuant to the Ground Sublease, (vi) RMLC has leased such Ground Interest in the Rocky Mountain Site to Oglethorpe pursuant to the Ground Sub-sublease, (vii) Oglethorpe has assigned a portion of its rights and obligations under the Rocky Mountain Agreements to the Facility Lessor, and the Facility Lessor has assumed such portion of Oglethorpe's obligations, pursuant to the Rocky Mountain Agreements Assignment,
(viii) the Facility Lessor has assigned such rights and obligations under the Rocky Mountain Agreements to RMLC, and RMLC has assumed such obligations, pursuant to the Rocky Mountains Agreements Re-assignment and (ix) RMLC has assigned such rights and obligations under the Rocky Mountain Agreements to Oglethorpe, and Oglethorpe has assumed such obligations pursuant to the Rocky Mountain Agreements Second Re-assignment;

     WHEREAS, Oglethorpe has agreed to secure its obligations to the Facility Lessor under the Overall Transaction, by providing a lien, security title and security interest in its remainder interest in the Undivided Interest, an undivided interest equal to the Facility Lessor's Percentage in the Rocky Mountain Site and its interest in the Rocky Mountain Agreements to the extent it relates to the Undivided Interest;

     WHEREAS, pursuant to the Participation Agreement, Oglethorpe has obtained from AMBAC the Qualifying Surety Bonds to support its Covered Obligations;

     WHEREAS, pursuant to the AMBAC Guaranty, Oglethorpe has agreed to reimburse AMBAC for any payments made under the Qualifying Surety Bonds and to secure such reimbursement obligation by providing a lien, security title and security interest identified in the fifth "WHEREAS" clause above; and

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 GRANTING CLAUSE

        To secure all of the due and punctual payment, performance and observance by Oglethorpe of all of (a) Oglethorpe's obligations to the Facility Lessor and the Owner Participant under the Operative Documents and (b) Oglethorpe's obligations to AMBAC under the AMBAC Guaranty (items (a) and (b) collectively referred to hereinafter as the "Secured Obligations"; it being acknowledged and agreed that the Secured Obligations are obligations such as reimbursement and indemnification obligations and are not indebtedness evidenced by a note or for the payment of borrowed money and are therefore exempt from the payment of intangible recording tax under the laws of the State of Georgia), Oglethorpe hereby grants, bargains, sells and conveys unto AMBAC and the Facility Lessor (for itself and for the benefit of the Owner Participant) (collectively, the "Subordinated Secured Parties") all rights, title and interests of Oglethorpe in, to and under, and grants to the Subordinated Secured Parties a security interest in, each and all of the following described property, rights and privileges (such property, rights and privileges being hereinafter referred collectively, the "Subordinated Collateral"):

     1. all right, title and interest now held or hereafter acquired by Oglethorpe in and to the undivided interest in the Facility leased to the Facility Lessor under the Head

     Lease, other than any such right, title or interest under or pursuant to the Head Lease or any other Senior Document (defined below and hereinafter so called);

     2. all right, title and interest now held or hereafter acquired by Oglethorpe in and to the undivided interest in the Rocky Mountain Site leased to the Facility Lessor under the Ground Lease, other than any such right, title or interest under or pursuant to the Ground Lease or any other Senior Document;

     3. all right, title and interest now held or hereafter acquired by Oglethorpe in and to the undivided interest in the Rocky Mountain Agreements assigned to the Facility Lessor under the Rocky Mountain Agreements Assignment, other than any such right, title or interest under or pursuant to the Rocky Mountain Agreements Assignment or any other Senior Document;

     4. all of the rents, royalties, issues, profits, revenue, income and other benefits of the Undivided Interest for the Ground interest payable to Oglethorpe, arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto, whether now due, past due, or to become due, other than any such rents, royalties, issues, profits, revenue, income and other benefits (including, without limitation, the Head Lease Rent) under or pursuant to the Head Lease or any other Senior Document; and

     5. all proceeds of paragraphs 1, 2 and 3, above, of whatever kind or nature, in each case whether now owned or existing or hereafter acquired and wherever located, including all claims against third parties for destruction, loss or damage to any of the foregoing or otherwise.

     PROVIDED, HOWEVER, the foregoing conveyance and grant are, in all respects, subject, subordinate and inferior in priority, to the following:

     A. the Lien of the Oglethorpe Mortgage (including any amendment, supplement, future advance or issuance of additional indebtedness thereunder);

     B. the Rocky Mountain Agreements (including any extension, amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto; and

     C. the Head Lease, the Facility Lease, the Facility Sublease, the Ground Lease, the Ground Sublease, the Ground Sub-sublease, the Rocky Mountain Agreements Assignment, the Rocky Mountain Agreements Re-Assignment, the Rocky Mountain Agreements Second Re-Assignment, the Loan Certificate, the Loan Agreement, the Deed to Secure Debt, the Participation Agreement and the other Operative Documents (including any extension, amendment, supplement, substitution or replacement of any thereof now or hereafter in effect, whether or not made with or without the consent of the Subordinated Secured Parties, and any future advances or issuance of additional indebtedness under any thereof or under any such extension, amendment, supplement, substitution or replacement), other than this Subordinated Deed to Secure Debt; and

     D. all rights, titles, interests and liens of the parties to and secured by the documents referred to in the foregoing clauses A, B and C, other than this Subordinated Deed to Secure Debt (the documents referred to in the foregoing clauses A, B and C, other than this Subordinated Deed to Secure Debt, are herein referred to as the "Senior Documents"), including, without limitation, the respective rights of quiet enjoyment under certain of the Senior Documents (such rights, titles, interests and liens under the Senior Documents are herein referred to collectively as the "Senior Rights"; the obligees or any trustee under the Oglethorpe Mortgage, the Lender under the Loan Agreement and the other parties to the Senior Documents and holders of the Senior Rights (as such parties and holders only) are herein referred to collectively as the "Senior Parties").

       TO HAVE AND TO HOLD the Subordinated Collateral unto the Subordinated Secured Parties, their successor and assigns, in fee simple forever.

       IT IS HEREBY FURTHER COVENANTED AND AGREED by and among the parties hereto as follows:

SECTION 1. DEFINITIONS

       For purposes of this Subordinated Deed to Secure Debt, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Appendix A hereto. The general provisions of Appendix A shall apply to terms used in this Subordinated Deed to Secure Debt and specifically defined herein.

       Section 1.1. Subordinated Deed to Secure Debt. This Subordinated Deed to Secure Debt is intended to operate and to be construed as a deed passing title to the Subordinated Collateral which is real property under Georgia law (subject and subordinate as herein provided to the Senior Documents and Senior Rights) and so is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage. In addition this Subordinate Deed to Secure Debt is intended to operate as a security agreement under, and in accordance with the Uniform Commercial Code of Georgia for the benefit of the Subordinated Secured Parties.

       Section 1.2. Security Agreement. Oglethorpe grants to the Subordinated Secured Parties a security interest in the Subordinated Collateral (subject and subordinate as herein provided to the Senior Documents and Senior Rights). This Subordinated Deed to

Secure Debt, in addition to conveying security title to real estate, is a security agreement as to any portion of the Subordinated Collateral that is personal property under Georgia law (subject and subordinate as herein provided to the Senior Documents and Senior Rights) and shall support any financing statement showing the Subordinated Secured Parties' interest with respect thereto, and is intended to operate and to be construed as a deed passing title to the Subordinated Collateral which is real property under Georgia law and so is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage.

       Section 1.3. Secured Claims. This Subordinated Deed to Secure Debt, and the assignment and security interest herein granted to the Subordinated Secured Parties, is made and given to secure the Secured Obligations. Without limiting the generality of the foregoing, this Subordinated Deed to Secure Debt secures the payment of all amounts that would be payable by Oglethorpe to the Subordinated Secured Parties under the Operative Documents.

SECTION 2. DISTRIBUTION OF PROCEEDS FROM SALE OF SUBORDINATED COLLATERAL

       Any amounts received in respect of a sale of any of the Subordinated Collateral after a Subordinated Deed to Secure Debt Event of Default (as defined herein) shall have occurred and be continuing shall be applied or distributed ratably among AMBAC, the Owner Participant and the Facility Lessor, pari passu, according to the Secured Obligations held by each.

       Upon payment in full of the Secured Obligations, the balance, if any, of such amounts remaining shall be distributed to Oglethorpe.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF OGLETHORPE; SUBORDINATED
           DEED TO SECURE DEBT; EVENTS OF DEFAULT; REMEDIES

       Section 3.1. Subordinated Deed to Secure Debt Event of Default. The term "Subordinated Deed to Secure Debt Event of Default," wherever used herein, shall mean the occurrence of a Head Lessor Event of Default or the failure of Oglethorpe to promptly perform any of its obligations under this Subordinated Deed to Secure Debt or the AMBAC Guaranty.

       Section 3.2. Other Rights of Subordinated Secured Parties. Subject to
Section 5 hereof, Oglethorpe agrees that when any Subordinated Deed to Secure Debt Event of Default has occurred and is continuing, the Subordinated Secured Parties may, subject to and only upon satisfaction of the conditions precedent described in Section 5 hereof, without limitation of all other rights and remedies available at law or in equity in such event, exercise any one or more or all, and in any order, of the following remedies, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but that each and every remedy is cumulative and is in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

          (a) directly, or by agents or attorneys, and subject to compliance with Applicable Law, to take possession of all or any part of the Subordinated Collateral, and having and holding the same to use, operate, manage and control the Subordinated Collateral and to conduct the business thereof and collect and receive all earnings, revenues, rents, issues, proceeds and income of the Subordinated Collateral and every part thereof, all for the sole purpose of providing for the payment of amounts secured hereunder and, for such purpose, to maintain, repair and renew the Subordinated Collateral and make replacements, alterations, additions and improvements thereto and remove and dispose of any portion of the Subordinated Collateral and otherwise to exercise any and all of the rights and powers of Oglethorpe in respect thereof;

          (b) proceed to exercise all rights, privileges and remedies of Oglethorpe under the Head Lease, Ground Lease or other Operative Documents either in the name of the Subordinated Secured Parties or in the name of Oglethorpe for the use and benefit of the Subordinated Secured Parties;

          (c) if at the time such action is lawful and always subject to compliance with Applicable Law, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, sell the Subordinated Collateral, or any part thereof, or interest therein, at auction at the usual place for conducting sales at the courthouse in the county in which the Subordinated Collateral, or any part thereof, is located, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days intervening between the date of publication of the first advertisement and the date of sale) in a newspaper published in such county, or in the paper in which the sheriff's advertisements for such county are then being published, all other notice being hereby waived by Oglethorpe. The Subordinated Secured Parties may thereupon execute and deliver to the purchaser at such sale a conveyance of the Subordinated Collateral in fee simple, which conveyance shall contain recitals as to the Subordinated Deed to Secure Debt Event of Default upon which the execution of the power of sale herein granted depends, and Oglethorpe hereby constitutes and appoints the Subordinated Secured Parties the true and lawful agent and attorney in fact of Oglethorpe to make such recitals, sale and conveyance, and all of the acts of the Subordinated Secured Parties as such attorney in fact are hereby ratified and confirmed. Oglethorpe agrees that such recitals shall be binding and conclusive upon Oglethorpe and that the conveyance to be made by the Subordinated Secured Parties shall divest Oglethorpe of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Subordinated Collateral. The Subordinated Secured Parties shall collect the proceeds of such sale, and after reserving therefrom the entire debt secured hereby (and reasonable attorneys' fees actually incurred) and all costs and expenses of such sale, shall pay any surplus to Oglethorpe, all as provided by Applicable Law. The power and agency hereby granted are coupled with an interest and are irrevocable by dissolution, or otherwise, and are in addition to any and all other remedies that the Subordinated Secured Parties may have hereunder, at law or in equity. The Subordinated Secured Parties may bid and become the purchaser at any such sale in which event the Subordinated Secured Parties will be entitled to a credit for the Secured Obligations against the purchase price payable at such sale; and

          (d) proceed to protect and enforce this Subordinated Deed to Secure Debt and the Secured Obligations held by it by suit or suits or proceedings in equity, at law or in bankruptcy, and for the specific performance of any covenant or agreement herein or therein contained or in execution or aid of any power herein granted, or for foreclosure hereunder or thereunder, or for the appointment of a receiver or receivers for the Subordinated Collateral or any part thereof, or for the recovery of judgment for the Secured Obligations or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law.

       Section 3.3. Delay or Omission Not a Waiver. No delay or omission by the Subordinated Secured Parties in the exercise of any right or remedy accruing upon any Subordinated Deed to Secure Debt Event of Default will impair any such right or remedy or constitute a waiver of any Subordinated Deed to Secure Debt Event of Default or be deemed to be an acquiescence therein. Every right and remedy given by this Section 3 or by law to the Subordinated Secured Parties may be exercised from time to time, and as often as may be deemed expedient, by the Subordinated Secured Parties.

       Section 3.4. Restoration of Rights and Remedies. If the Subordinated Secured Parties have instituted any proceeding to enforce any right, power or remedy under this Subordinated Deed to Secure Debt and such proceeding has been discontinued or abandoned or for any reason has been determined adverse to the Subordinated Secured Parties, then Oglethorpe and the Subordinated Secured Parties shall, subject to any determination in such proceeding, be restored to their former positions hereunder and all rights, remedies and powers of the Subordinated Secured Parties shall continue as if no such proceeding has been instituted.

SECTION 4. ATTORNEY-IN-FACT; FINANCING STATEMENTS

       Oglethorpe hereby appoints and constitutes the Subordinated Secured Parties as the true and lawful attorney-in-fact of Oglethorpe for the purpose of taking any action permitted by this Subordinated Deed to Secure Debt in connection with the enforcement of the Lien of this Subordinated Deed to Secure Debt, with full power (in the name of Oglethorpe or otherwise), at any time following a Subordinated Deed to Secure Debt Event of Default and during the continuance thereof, to ask, require, demand and receive any and all amounts and claims for amounts due and to become due under or arising out of the Operative Documents (to the extent that such moneys and claims constitute part of the Subordinated Collateral), to endorse any check or other instrument or order in connection therewith and to file any claim or take any action or institute any proceeding to collect any portion of the Subordinated Collateral. Upon the written instructions of the Subordinated Secured Parties, Oglethorpe shall execute any financing statement (and any continuation statement with respect to any such financing statement), or any other document necessary for the Subordinated Secured Parties to obtain the full benefits of the Lien of this Subordinated Deed to Secure Debt and as may be specified in such instructions.

SECTION 5. LIMITATION ON SUBORDINATE SECURED PARTIES' RIGHTS

       Notwithstanding anything to the contrary in this Subordinated Deed to Secure Debt, until (a) all Subordinated Collateral is fully released from the Liens of the Oglethorpe Mortgage, (b) all Secured Indebtedness under the Loan Agreement and Deed to Secure Debt has been paid in full and the Lien on the Loan Agreement and security title of the Deed to Secure Debt have been fully released and (c) payment in full of all of the obligation of the Head Lessor under the Head Lease, the Facility Lessee under the Facility Lease and the Facility Sublessee under the Facility Sublease, (i) the Subordinated Secured Parties shall not (A) exercise any rights or enforce any remedies or assert any claim with respect to the Subordinated Collateral granted to the Subordinated Secured Parties under this Subordinated Deed to Secure Debt, (B) seek to foreclose the Liens granted pursuant to this Subordinated Deed to Secure Debt or sell the Subordinated Collateral, or (C) take any action, directly or indirectly, or institute any proceedings, directly or indirectly, with respect to any of the foregoing; (ii) in the event any right, remedy or provision of or with respect to this Subordinated Deed to Secure Debt conflicts with any right, remedy or provision of or with respect to any Senior Document or Senior Right, as between the Senior Parties and the Subordinated Secured Parties, the right, remedy or provision of or with respect to the Senior Document or Senior Right shall govern to the extent of any inconsistency and that extent only; (iii) neither this
Section 5 nor any other provision of this Subordinated Deed to Secure Debt shall be terminated, amended or otherwise modified without the prior written consent of each of the Senior Parties, which consent may be granted or withheld by each Senior Party in its sole, subjective discretion; and (iv) this Section 5, and any other provisions of this Subordinated Deed to Secure Debt that benefit the Senior Parties, shall inure directly to the benefit of the Senior Parties and their respective successors and assigns under the Senior Documents or as holders of the Senior Rights.

SECTION 6. MISCELLANEOUS

       Section 6.1. Reconveyance; Release of Components. (a) Upon payment in full by Oglethorpe of the Secured Obligations, the Subordinated Secured Parties will, at the expense of Oglethorpe, reconvey the Subordinated Collateral in the manner provided by Applicable Law by an instrument of reconveyance without representation or warranty of any kind whatsoever in form and substance reasonably satisfactory to Oglethorpe and the Subordinated Secured Parties.

       (b) Notwithstanding any other provision of this Subordinated Deed to Secure Debt, any Released Property sold, leased or otherwise conveyed pursuant to the Ground Lessor's Release Rights shall automatically, without the further act of any Person, be released from the lien, security title and security interest of this Subordinated Deed to Secure Debt. All Components that no longer constitute part of the Facility in accordance with Section 7.2 of the Facility Lease, shall be automatically released from the lien, security title and security interest of this Subordinated Deed to Secure Debt. The Subordinated Secured Parties, if requested by Oglethorpe and at Oglethorpe's expense, shall execute and deliver such instruments in form and substance satisfactory to Oglethorpe evidencing such release.

       Section 6.2. No Legal Title to Subordinated Collateral in Subordinated Secured Parties. (a) The Subordinated Secured Parties shall not, except as may result from its exercise of remedies hereunder, or under the other Operative Documents, have legal title to any part of the Subordinated Collateral. No transfer, by operation of law or otherwise, of any Secured Obligations or other right, title and interest of the Subordinated Secured Parties in and to the Subordinated Collateral or hereunder shall operate to terminate this Subordinated Deed to Secure Debt or entitle the Subordinated Secured Parties to an accounting or to the transfer to it of any legal title to any part of the Subordinated Collateral.

       (b) Each Subordinated Secured Party shall have no further interest in, or right with respect to, the Subordinated Collateral under this Subordinated Deed to Secure Debt when and if the principal and interest on all Secured Obligations held by such Subordinated Secured Party and all sums payable to such Subordinated Secured Party hereunder and under such Secured Obligations shall have been paid in full.

       Section 6.3. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service,
(b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to AMBAC:

        AMBAC Indemnity Corporation
        One State Street Plaza
        New York, New York  10004

        Facsimile No.: (212) 344-5297
        Telephone No.: (212) 668-0340
        Attention:  General Counsel

If to Oglethorpe:

        Oglethorpe Power Corporation
        2100 East Exchange Place
        Tucker, Georgia  30085-1349

        Facsimile No.:  (770) 270-7325
        Telephone No.:  (7700-270-7940
        Attention:  Vice President - Finance

If to the Facility Lessor:

        SunTrust Bank, Atlanta
        P.O. Box 4625
        Mail Code 008
        Atlanta, Georgia  30302

        Facsimile No.:  (404) 332-3966
        Telephone No.:  (404) 588-7813
        Attention:    Corporate Trust Department

        with copies to the Owner Participant:

        Philip Morris Capital Corporation
        800 Westchester Avenue
        Rye Brook, New York 10573-1301

        Facsimile No.:   (914) 335-1297
        Telephone No.:   (914) 335-5000
        Attention:  Vice President, Leasing with a copy to
                      Director, Portfolio Administration


        to the Owner Trustee:

        Fleet National Bank
        777 Main Street
        Hartford, Connecticut  06115

        Facsimile No.:  (860) 986-7920
        Telephone No.:  (860) 986-4540
        Attention:  Corporate Trust Administration

        and to:

        Utrecht-America Finance Co.,
        c/o Rabobank Nederland, New York Branch
        245 Park Avenue
        New York, New York  10167-0062

        Facsimile No.:  (212) 916-7880
        Telephone No.:  (212) 916-7864
        Attention:  General Counsel's Office

     Section 6.4. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Subordinated Deed to Secure Debt.

     Section 6.5. Successors and Assigns. This Subordinated Deed to Secure Debt shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

     Section 6.6. Business Day. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Subordinated Deed to Secure Debt or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     Section 6.7. Governing Law. This Subordinated Deed to Secure Debt shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, except to the extent the law of the State of Georgia is mandatorily applicable.

     Section 6.8. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 6.9. Counterparts. This Subordinated Deed to Secure Debt may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

     Section 6.10. Headings and Table of Contents. The headings of the sections of this Subordinated Deed to Secure Debt and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 6.11. Further Assurances. Each party hereto shall promptly and duly execute and deliver such documents and provide such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Subordinated Deed to Secure Debt.

     Section 6.12. No Oral Modifications or Continuing Waivers. No term or provision of this Subordinated Deed to Secure Debt may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or the Person against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 6.13. Effectiveness of this Subordinated Deed to Secure Debt. This Subordinated Deed to Secure Debt has been dated as of the date first above written for convenience only. This Subordinated Deed to Secure Debt shall be effective on the date of execution and delivery by each of the parties hereto.

     Section 6.14. Limitation of Liability. It is expressly understood and agreed by the parties hereto that nothing herein contained shall be construed as creating any liability on

SunTrust Bank, Atlanta, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and under no circumstances shall SunTrust Bank, Atlanta be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Subordinated Deed to Secure Debt. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and the Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

     Section 6.15. WAIVER. OGLETHORPE HEREBY WAIVES ANY RIGHT OGLETHORPE MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS INSTRUMENT TO THE SUBORDINATED SECURED PARTIES, AND OGLETHORPE WAIVES ANY RIGHTS, IF ANY, THAT OGLETHORPE MAY HAVE TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS INSTRUMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY OGLETHORPE IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER OGLETHORPE HAS BEEN FIRST INFORMED BY COUNSEL OF OGLETHORPE'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE.

     Section 6.16. Waiver of Marshaling. Oglethorpe, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Subordinated Deed to Secure Debt, hereby expressly waives and releases all rights to direct the order in which any of the Subordinated Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Subordinated Collateral and/or any other property now or hereafter constituting security for any of the Secured Obligations marshaled upon any foreclosure of this Subordinated Deed to Secure Debt.

     IN WITNESS WHEREOF, Oglethorpe has caused this Subordinated Deed to Secure Debt to be duly executed and delivered by its officer thereunto duly authorized, as of the day and year first above written.

                      OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP GENERATION &
                      TRANSMISSION CORPORATION), AS GRANTOR

                      By: /s/ T. D. Kilgore
                          ---------------------------------------------
                          Name:   T. D. Kilgore
                          Title:  President and Chief Executive Officer
                          Date:   December 30, 1996

Signed, sealed and delivered in
the presence of:

/s/ Gary M. Bullock
---------------------------------
Unofficial Witness

/s/ David M. Boehm
---------------------------------
Notary Public

My commission expires: March 16, 1998

[Notary Seal]

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

                          SCHEDULE TO EXHIBIT 10.32.16

          SUBORDINATED DEED TO SECURE DEBT AND SECURITY AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:

      Agreement    Date                  Owner Participant
      ----------   ------------------    --------------------------------------
      P1           December 30, 1996     Philip Morris Capital Corporation

      P2           January 3, 1997       Philip Morris Capital Corporation

      F3           December 30, 1996     First Chicago Leasing Corporation

      F4           December 30, 1996     First Chicago Leasing Corporation

      N5           December 30, 1996     NationsBanc Leasing & R.E. Corporation

      N6           January 3, 1997       NationsBanc Leasing & R.E. Corporation

     The Exhibits and Schedules to the Subordinated Deed to Secure Debt and Security Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.